                                                                    Exhibit 99.5

                          SECURITY AND PLEDGE AGREEMENT

         This Security Agreement (this "Agreement"), dated as of March 28, 2003, is executed by Numerex Corp., a Pennsylvania corporation ("Numerex") and Digilog, Inc., a Pennsylvania corporation ("Digilog" and together with Numerex, the "Debtors") in favor of Alethea Limited Partnership, a Delaware limited partnership (the "Secured Party").

         WHEREAS, Digilog has entered into that certain Line of Credit Agreement dated as of the date hereof with the Secured Party (the "Line of Credit Agreement"), pursuant to which the Secured Party has agreed to make advances to Digilog in accordance with the terms thereof; and

         WHEREAS, Numerex has given the Secured Party that certain Guarantee dated as of the date hereof, pursuant to which Numerex guarantees the prompt payment and performance of all of Digilog's obligations under the Line of Credit Agreement and the Term Promissory Note issued by Digilog in connection therewith; and

         WHEREAS, it is a condition to the obligations of the Secured Party under the Line of Credit Agreement that Digilog and Numerex execute and deliver this Security and Pledge Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Debtors hereby agree as follows:

         Section 1.        Security Interest and Pledge.

                  A. Grant of Security Interest. Digilog hereby grants, assigns, transfers, pledges and conveys to the Secured Party a first priority continuing security interest in and to all of the assets of Digilog, in each case whether now owned or hereafter acquired, together with all parts, substitutions, replacements, profits, products and proceeds thereof, as follows:

                          (i) all right, title and interest in and to all of the

     assets and properties of Digilog of every description whatsoever and wherever located, tangible and intangible, including without limitation (a) all inventory, equipment, machinery, moveable fixtures and goods held for sale or being processed for sale of Digilog, maintained in the conduct of business; (b) all accounts and funds on deposit of Digilog; (c) all receivables of Digilog and all other rights for goods sold or leased or for services rendered; (d) all chattel paper, instruments and documents of Digilog; (e) all general intangibles of Digilog; (f) all personal property of Digilog; and (g) all contract rights, leases and claims of Digilog, including without limitation, all rights under any license, sales, supplier or other agreements or contracts, and all cash and non-cash proceeds of all of the foregoing, including without limitation, all insurance and condemnation proceeds of every type or nature (collectively, the "Digilog Assets").

                  B. Pledge of Stock. Numerex hereby grants, assigns, transfers, pledges and conveys to the Secured Party a first priority continuing security interest in and to all of the stock of Digilog, whether now owned or hereafter acquired, together with all substitutions, replacements, profits and proceeds thereof, as follows:

                           (i) all right, title and interest in and to all shares of the capital stock of Digilog, now or hereafter owned by Numerex and all proceeds (direct or indirect) of such shares, including without limitation any and all payments, stock rights, stock splits, subscription rights, dividends, distributions, profit allocations, new certificates, new securities, additions, renewals, replacements, amendments or other rights that are now or hereafter declared, issued, paid or distributed or that are now or hereafter payable or distributable with respect to such shares (the "Pledged Shares" and together with the "Digilog Assets", the "Collateral").

         Section 2.        Secured Liabilities.

                  A. The security interest granted by Digilog hereunder secures the payment and performance of all obligations of Digilog to the Secured Party, whether now existing or hereafter arising however created, evidenced or arising, whether individually or jointly with others, and whether absolute or contingent, direct or indirect, as maker, endorser, guarantor, surety or otherwise, liquidated or unliquidated, matured or unmatured, whether or not secured by other collateral and including, without limitation, all obligations of Digilog to perform or forbear from performing any acts, and all costs of collection including attorneys' fees and costs, whether such collection occurs prior to, during, or after any bankruptcy proceedings are filed by or against Digilog, and further specifically includes all of the obligations arising under the Line of Credit Agreement, as such obligations are represented by the Note (all of which are hereinafter collectively referred to as the "Liabilities").

                  B. The security interest granted by Numerex hereunder secures (i) the payment and performance of all of the Liabilities, and (ii) the payment and performance of all obligations of Numerex to the Secured Party pursuant to the Guarantee, whether such obligations are now existing or hereafter arising however created, evidenced or arising, whether individually or jointly with others, and whether absolute or contingent, direct or indirect, as maker, endorser, guarantor, surety or otherwise, liquidated or unliquidated, matured or unmatured, whether or not secured by other collateral and including, without limitation, all obligations of Numerex to perform or forbear from performing any acts, and all costs of collection including attorneys' fees and costs, whether such collection occurs prior to, during, or after any bankruptcy proceedings are filed by or against Numerex.

         Section 3.        Representations, Warranties and Covenants.

                  A. Representations, Warranties and Covenants of Digilog. Digilog hereby represents, warrants and covenants as follows regarding itself and the Digilog Assets:

                           (i)      This Agreement has been duly authorized,
executed and delivered by Digilog and constitutes its valid and binding obligation, enforceable against it in accordance with the terms hereof.

                           (ii) Digilog is, or to the extent that the Digilog Assets will be acquired after the date hereof, will be, the owner of all of the Digilog Assets, free from any adverse lien, security interest or encumbrances, and Digilog, at its own expense, will defend the Digilog Assets against all claims and demands of all other persons at any time claiming any of the Digilog Assets or an interest therein.

                           (iii) Digilog has not executed any other security agreement or other agreement with respect to any of the Digilog Assets and has not heretofore given or contracted to give, nor will it hereafter give, authorize or permit to exist, any security interest of any kind on any of the Digilog Assets to anyone except the Secured Party.

                           (iv) There is no financing statement or other notice of security interest now on file in any public office covering any of the Digilog Assets, or which is intended to cover the Digilog Assets, or in which Digilog is named or signs as a debtor, and so long as any amount remains unpaid on any of the Liabilities, or any credit from the Secured Party to Digilog under the Line of Credit Agreement is in use by or available to it, Digilog will not execute or authorize the filing of, and there will not be on file in any public office, any financing statement or statements or other notice of security interest except for the financing statement(s) to be filed in respect of and for the security interest of the Secured Party granted or provided for herein.

                           (v) Upon request of the Secured Party, Digilog will stamp on its records concerning the Collateral, a notation of the security interest of the Secured Party hereunder, which notation shall be satisfactory to the Secured Party in both form and content.

                           (vi) Digilog will promptly notify the Secured Party of any change in the location of the Digilog Assets.

                           (vii) Digilog will immediately give written notice to the Secured Party of (a) any change in the principal place of business, chief executive office or state of formation or incorporation of Digilog, (b) any change in Digilog's name, or (c) any merger, consolidation or other reorganization involving Digilog or the Digilog Assets.

                           (viii) Any and all records concerning the Digilog Assets will be kept at the Principal Address of Digilog as indicated in Exhibit A hereto. The Secured Party or its designee may inspect or audit such records, and make copies and abstracts thereof, at any time, and upon request of the Secured Party, Digilog will deliver to it all such records and furnish duly verified copies of summaries thereof in form and content satisfactory to the Secured Party. Further, upon request of the Secured Party, Digilog will furnish to the Secured Party such information concerning itself and the Digilog Assets as the Secured Party may from time to time request. Digilog will not remove all or any part of such records from the locations indicated below, nor will it keep any records concerning any Digilog Asset owned by it at any other location, without the prior written consent of the Secured Party.

                           (ix) Upon request of the Secured Party, Digilog will promptly do all acts and things, and will execute and file all instruments (including security agreement, financing statements, amendments, statements of change, etc.) deemed necessary by the Secured Party under applicable law to establish, maintain and continue the Secured Party's perfected security interest in the Digilog Assets, and will pay all costs and expenses of filing and recording or promptly reimburse the Secured Party therefor if such costs and/or expenses are incurred by the Secured Party, including the costs of any searches deemed necessary by it to establish, determine or maintain the validity and the priority of its security interest, and pay or otherwise satisfy all other claims and charges which in the opinion of the Secured Party might prejudice, imperil or otherwise affect any of the Digilog Assets or the Secured Party's security interest therein.

                           (x) All records and other information with respect to the Digilog Assets at any time heretofore or hereafter furnished by Digilog to the Secured Party is and will be true and correct as of the date furnished.

                           (xi) Digilog will pay promptly pay, or cause to be promptly paid, when due, all taxes, assessments and other charges levied or assessed upon any of the Digilog Assets.

                           (xii)    After the occurrence and during the
         continuance of an Event of Default and after notice from the Secured Party, Digilog will forthwith, upon receipt, transmit and deliver to the Secured Party, for its benefit, in the form received, all cash, checks, drafts, items, chattel paper and other instruments to writing for the payment of money (properly endorsed, where required, so that such items may be collected by the Secured Party) which may be received by Digilog at any time in full or partial payment or otherwise as proceeds of any of the Digilog Assets. After such notice from the Secured Party, Digilog will hold all such items it may receive in express trust for the Secured Party until delivery is made to the Secured Party.

                           (xiii) To the extent permitted by applicable law, Digilog hereby waives the right to redeem any of the Digilog Assets and to object to any proposal by the Secured Party to retain any of the Digilog Assets in satisfaction of any of the Liabilities.

                           (xiv) To the extent permitted by applicable law, Digilog hereby waives any right to obtain injunctive or other relief relative to the Secured Party's sale or other disposition of the Digilog Assets provided to it for any purpose by any person or entity.

         Digilog further agrees to execute such documents and instruments and do all other acts or things or cause such documents to be executed or things to be done, as the Secured Party may reasonably request in order to properly take and perfect the Secured Party's security interest or lien in any additional property or assets resulting from such disposition.

                  B. Representations, Warranties and Covenants of Numerex. Numerex hereby represents, warrants and covenants as follows regarding itself and the Pledged Shares:

                           (i) This Agreement has been duly authorized, executed and delivered by Numerex and constitutes its valid and binding obligation, enforceable against it in accordance with the terms hereof.

                           (ii) Numerex is, or to the extent that the Pledged Shares will be acquired after the date hereof, will be, the owner of the Pledged Shares, free from any adverse lien, security interest or encumbrances, and Numerex, at its own expense, will defend the Pledged Shares against all claims and demands of all other persons at any time claiming the Pledged Shares or an interest therein.

                           (iii) Numerex has not executed any other security agreement or other agreement with respect to the Pledged Shares and has not heretofore given or contracted to give, nor will it hereafter give, authorize or permit to exist, any security interest of any kind on the Pledged Shares to anyone except the Secured Party.

                           (iv) Simultaneously with the execution and delivery hereof, Numerex will deliver to the Secured Party all original certificates evidencing the Pledged Shares, free and clear of all liens, claims and encumbrances, duly endorsed for transfer or accompanied by stock powers executed in blank or other instrument of assignment and transfer, on the face of each of which shall appear a restrictive legend indicating that such certificate is subject to the terms and conditions hereof; and at all times after the date hereof, immediately upon its receipt thereof, Numerex will deliver to the Secured Party, all further certificates, documents and other instruments evidencing any of the Pledged Shares (including Collateral obtained in substitution, exchange or liquidation thereof).

                           (v) Numerex shall not vote any of the Pledged Shares to approve the issuance of any additional shares of capital stock of Digilog, or any options, warrants or rights therefor, or to approve any other measure conflicting with the provisions of this Agreement, the Guarantee, the Line of Credit Agreement or the Note.

                           (vi) Numerex shall not attempt to sell, transfer, pledge, hypothecate, grant any security interest in or otherwise dispose of the Pledged Shares to any other person or entity without the prior written consent of the Secured Party, which consent will not be unreasonably withheld or delayed.

                           (vii) Numerex shall furnish to the Secured Party a copy of any notices or communications received by it from Digilog as stockholder thereof.

                           (viii) In the event that, during the term hereof, Digilog shall undertake a stock split, reverse stock split, reorganization, recapitalization, merger, combination, share exchange or any other transaction affecting the Pledged Shares, Numerex shall cause the Secured Party to receive, upon surrender of the certificates representing the original Pledged Shares, such securities, assets, rights or other consideration as a holder of the Pledged Shares would receive upon the consummation of such transaction pursuant to the terms thereof, and the Secured Party shall hold same as Collateral hereunder.

                           (ix) Appropriate notation of the pledge of the Pledged Shares has been recorded on the stock ledger of Digilog. Numerex agrees that, unless and until an Event of Default shall occur under the Line of Credit Agreement, Digilog is entitled to declare and pay dividends or make distributions in respect of its shares, and Numerex shall have the right to retain such dividends or distributions and use the proceeds thereof as it shall deem appropriate, provided that the Secured Party shall retain a security interest in such dividends, distributions and proceeds.

                           (x) All records and other information with respect to the Pledged Shares at any time heretofore or hereafter furnished by Numerex to the Secured Party is and will be true and correct as of the date furnished.

                           (xii)    After the occurrence and during the
         continuance of an Event of Default and after notice from the Secured Party, Numerex will forthwith, upon receipt, transmit and deliver to the Secured Party, for its benefit, in the form received, all cash, checks, drafts, items, chattel paper and other instruments to writing for the payment of money (properly endorsed, where required, so that such items may be collected by the Secured Party) which may be received by Numerex at any time in full or partial payment or otherwise as proceeds of any of the Pledged Shares. After such notice from the Secured Party, Numerex will hold all such items it may receive in express trust for the Secured Party until delivery is made to the Secured Party.

                           (xiii) To the extent permitted by applicable law, Numerex hereby waives the right to redeem any of the Pledged Shares and to object to any proposal by the Secured Party to retain any of the Pledged Shares in satisfaction of any of the Liabilities.

                           (xiv) To the extent permitted by applicable law, Numerex hereby waives any right to obtain injunctive or other relief relative to the Secured Party's sale or other disposition of the Pledged Shares. Numerex further agrees to execute such documents and instruments and do all other acts or things or cause such documents to be executed or things to be done, as the Secured Party may reasonably request in order to properly take and perfect the Secured Party's security interest or lien in any additional property or assets resulting from such disposition.

         Section 4. Covenants and Agreements Applicable to Insurance. If requested by the Secured Party, Digilog will keep any of the Digilog Assets insured against fire, damage, theft, business interruption and such other risks as the Secured Party may require. Such insurance will be in such amounts, with such companies, for such periods of time, and in such form as shall be satisfactory to the Secured Party. Any and all such insurance policies are to be made payable to the Secured Party in the event of loss, under a standard non-contributory "mortgages", "Secured Party's", or "secured party" clause and shall contain a breach of warranty provision acceptable to the Secured Party which shall establish the Secured Party's right to be paid the insurance proceeds irrespective of any action, inaction, breach of warranty or conditions, or negligence of Digilog or any other person or entity with respect to such policies. All such insurance policies shall contain such other provisions as the Secured Party may require in order to protect its interests in the Digilog Assets and to any payments to be made under such policies. All such policies shall provide for a minimum of thirty (30) days' written notice to the Secured Party prior to cancellation. Digilog hereby appoints the Secured Party as its attorney-in-fact, to file claims under any such insurance policies, to receive, receipt and give acquittance for any payments that may be payable to Digilog thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies, which power of attorney shall be deemed coupled with an interest and irrevocable so long as the Secured Party shall have a security interest in any of the Digilog Assets pursuant to this Agreement. If Digilog shall fail to procure such insurance so requested or to pay any premium with respect thereto, then the Secured Party may, at its discretion, procure such insurance or pay such premium, and any costs so incurred by the Secured Party shall constitute a part of the Liabilities secured hereby. The Secured Party may apply the proceeds of any such insurance policy received by it to the payment of any Liabilities, whether due or not due, in such order of application as the Secured Party shall determine. Digilog shall promptly furnish the Secured Party with certificates or other evidence satisfactory to it indicating compliance with the foregoing insurance requirements.

         Section 5. Power of Attorney. Digilog agrees that, in order to protect the Secured Party's rights hereunder, Digilog hereby constitutes any officer or employee of the Secured Party as its true and lawful attorney-in-fact with full power of substitution:

                  A. to endorse or sign the name of Digilog upon any invoice, freight or express bill or bill of lading relating to any Digilog Assets covered hereby;

                  B. to endorse or sign the name of Digilog upon drafts against account debtors assignments and verifications of accounts, and notices to account debtors;

                  C. to endorse or sign the name of Digilog upon any and every remittance or instrument of payment, including checks, drafts, and money orders, and in whatever form received;

                  D. to notify the post office authorities to change the address for delivery of Digilog's mail to an address designated by the Secured Party;

                  E. to receive, open and dispose of all mail addressed to Digilog; and

                  F. to do and perform all other acts and things necessary, proper and requisite to carry out the intent of this Agreement. The power herein granted shall be deemed to be coupled with an interest and may not be revoked by Digilog until all of the Liabilities have been paid in full, including all expenses payable.

         Section 6. Use of Collateral. Until an Event of Default shall have occurred, the Debtors may, unless otherwise provided in this Agreement, at their own expense, sell, lease, furnish under contract of service, use, consume, administer, manage and otherwise deal with any of the respective Collateral owned by it in the ordinary course of business consistent with such Debtor's business practices.

         Section 7. Performance of the Debtors' Obligations. The Secured Party may from time to time, at its sole discretion, perform any agreement of either Debtor hereunder which such Debtor shall fail to perform and take any other action that the Secured Party deems necessary for the maintenance or preservation of any of the Collateral or its interest therein (including, without limitation, the discharge of taxes or liens of any kind against the Collateral), and each of the Debtors agrees to promptly reimburse the Secured Party, on demand, for all expenses incurred in connection with the foregoing, together with interest thereon at the rate 18% per annum, or at the highest rate permitted by law, whichever is less, from the date incurred until the date of reimbursement.

         Section 8. Events of Default. An "Event of Default" shall occur hereunder upon any breach of any provision of the Line of Credit Agreement, the Note, the Guarantee, this Agreement or any breach of any other obligation of either of the Debtors to the Secured Party.

         Section 9. Remedies Upon Default. If an Event of Default shall occur, then the Secured Party shall have the following rights and powers, any or all of which it may undertake or exercise without any notice to the Debtors:

                  A. to enter the premises upon which any of the Digilog Assets are located through any Secured Party's employees, agents or representatives and, without legal process, take exclusive possession thereof and the records relating thereto;

                  B. to require Digilog to assemble the Digilog Assets and the records relating thereto, upon the Secured Party's demand, at Digilog's expense, and make it available to the Secured Party at a place designated by it which is reasonably convenient for it and Digilog;

                  C. to sell the Collateral at public or private sale and at any private sale as permitted by law. Such sale shall result in the sale, conveyance and disposition of all right, title, and interest of the applicable Debtor in all or any part of the Collateral which is the subject of such a disposition. The Secured Party is authorized as attorney-in-fact for each of the Debtors to sign and execute and bill of sale, transfer, conveyance, stock powers or other instrument in writing that may be necessary or desirable to effectuate any such disposition of the respective Collateral owned by it;

                  D. to collect and retain, by legal proceedings or otherwise all dividends, distributions, interest, principal payments and other sums now or hereafter payable upon or on account of the Pledged Shares, whether payable in cash or in kind;

                  E. to exercise all voting powers pertaining to any and all of the Pledged Shares (and give proxies and written consents in lieu of voting thereon) as the Secured Party, in its sole discretion, shall determine;

                  F. to enter into any renewal, modification, extension, substitution, reorganization, deposit, merger or consolidation agreement or any agreement in any way relating to or affecting the Collateral, and in connection therewith may deposit or surrender control of the Collateral thereunder, accept other property in exchange for such Collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for such Collateral or otherwise may be either applied to indebtedness due under the Note or held by the Secured Party as Collateral pursuant to the provisions hereof in a non-interest bearing or cash collateral account;

                  G. to make any compromise, settlement or release the Secured Party deems desirable or proper with reference to the Collateral;

                  H.       to insure, process and preserve the Collateral;

                  I. to cause the Collateral to be transferred to its name or to the name of its nominee;

                  J. to exercise as to such Collateral all of the rights, powers and remedies of an owner;

                  K. to perform any obligation of either of the Debtors hereunder;

                  L. to seek satisfaction from Numerex of any of the outstanding Liabilities pursuant to the terms of the Guarantee; and

                  M. to exercise all other rights of a secured party under the UCC (as defined below) and all other rights under law and at equity, all of which shall be cumulative.

         Section 10. Notice of Intended Disposition. If any notification of intended disposition of any Collateral is required by law, reasonable notification shall be deemed given if written notice is deposited in the U.S. Mail, first class or certified postage prepaid, addressed to the applicable Debtor and such other persons or entities as the Secured Party deems to be appropriate, stating the time and place of any public sale or the time after which any private sale or disposition is to be made, at least five (5) days prior thereto.

         Section 11.       Proceeds of Disposition.

                  A. The proceeds of any disposition of the Collateral shall be applied in the following order:

                           (i)      first, to pay all costs and expenses
associated with the retaking, holding, preparation and disposition of the Collateral on behalf of the Secured Party;

                           (ii)     then, to pay attorneys' fees and any other
applicable costs or expenses owed by either of the Debtors to the Secured Party under this Agreement, the Guarantee, the Line of Credit Agreement or under the Note;

                           (iii)    next, to pay all accrued but unpaid interest
accrued upon the Liabilities in such order as the Secured Party may determine at its discretion; and

                           (iv)     finally, to all unpaid principal outstanding
under the Liabilities, whether or not due and payable, in such order as the Secured Party may determine at its sole discretion. Any remaining surplus shall be paid to the applicable Debtor or otherwise in accordance with law. If the proceeds of such disposition are insufficient to pay the Liabilities in full, Digilog, Numerex and all other persons or entities liable thereon shall remain fully obligated to the Secured Party for the unpaid balance thereof.

         Section 12. Security Interest Absolute. This Agreement and the lien, security interest and security title conveyed hereunder shall remain in full force and effect without regard to, and shall not be released, suspended, terminated, modified or otherwise affected by any circumstance or occurrence whatsoever, including without limitation any of the following (whether or not the Debtors consent thereto or have notice thereof):

                  A. any change in or waiver of the time, place or manner of payment, or any other term, of the Line of Credit Agreement, the Note or the Guarantee or any waiver of or any renewal, extension, increase, amendment or modification of or addition or supplement to or deletion from, or any other action or inaction under or in respect of, the Line of Credit Agreement, the Note or the Guarantee or any other document, instrument or agreement referred to therein or any assignment or transfer of the any rights or obligations under Line of Credit Agreement, the Note or the Guarantee;

                  B. any bankruptcy, insolvency, liquidation or other like proceeding or occurrence relating to the Secured Party or either Debtor;

                  C. any failure of the Secured Party to exercise any right or remedy against any person or entity other than Debtors;

                  D. any other act or failure to act by the Secured Party which may adversely affect either Debtor; or

                  E. any other circumstance which might otherwise constitute a defense against, or a legal or equitable discharge of, the Debtors' liability under this Agreement, the Line of Credit Agreement, the Note or the Guarantee, or the Secured Party's lien, security interest or security title hereunder.

         Section 13.       Miscellaneous.

                  A. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as either of the Debtors reasonably requests in writing, but failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Secured Party to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Debtors, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

                  B. No delay or failure on the part of the Secured Party in exercising any right, power or privilege under this Agreement or other instruments or agreements executed in connection with or pursuant to this Agreement, or any of the Liabilities shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against the Secured Party unless made in writing and signed by it, and then only to the extent expressly specified therein. All remedies provided herein or pursuant to this Agreement or any of the Liabilities and all remedies otherwise afforded to the Secured Party by law or at equity shall be cumulative and shall be available to the Secured Party, from time to time, until all the Liabilities has been fully satisfied.

                  C. Each of the Debtors waives all notices of acceptance, presentment, protest, acceleration and of dishonor or non-payment. Each of the Debtors further waives any right that it may have, by statute or otherwise, to require that the Secured Party seek recourse first against any other person or entity prior to enforcing the Secured Party's lien, security interest and security title under this Agreement. Each of the Debtors further consents and agrees that, without notice to or consent by the Debtor and without affecting or impairing this Agreement and the lien, security interest and security title granted hereunder, the Secured Party may compromise or settle, or may waive, amend or supplement in any manner the provisions of the Line of Credit Agreement, the Note, the Guarantee or any other document, instrument or agreement relating thereto (other than this Agreement). Each of the Debtors expressly waives any and all rights of subrogation, reimbursement, indemnity or contribution and any other claim which it may now or hereafter have against any other person or entity arising from the existence, performance or enforcement of this Agreement or by or against the Debtors or with respect to any of the Collateral.

                  D. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one agreement.

                  E. This Agreement shall in all respects be construed in accordance with and governed by the laws of the state of Florida, without regard to the conflicts of laws principal thereof.

                  F. The captions of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof or used in construing the intent of the parties.

                  G. All words and terms used in this Agreement (and in any financing statements or other documents filed of record evidence the security interest granted hereby) other than those specifically defined herein shall be deemed to have the meanings accorded to them in the Uniform Commercial Code as then in effect in the State of Florida, as the same may be amended from time to time (the "UCC").

                  H. If any part of any provision of this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way effecting the remaining parts of said provision or the remaining provisions.

                  I. This Agreement shall not be modified or amended except in writing signed by the party to be bound.

                  J. All representations made by the Debtors in connection herewith shall survive the execution and delivery of this Agreement, the Line of Credit Agreement, the Note and the Guarantee and any and all other agreements, documents and writings relating to or arising out of any of the foregoing or any of the Liabilities.

                  K. This Agreement shall bind and inure to the benefit of the parties, their successors, legal representatives, heirs and, where permitted, assigns.

                  L. All notices or communications to be delivered hereunder shall be given to the Debtors at the addresses set forth under the caption "Principal Address" in Exhibit A hereto, and shall be given to the Secured Party at its address set forth under the caption "Address of Secured Party" in Exhibit A hereto.

                  M. Unless otherwise specifically provided herein to the contrary, all written notices and communications shall be delivered by facsimile, email, hand, overnight courier service, or mailed by first class mail, postage prepaid, addressed to the parties hereto at the addresses referred to above in subsection (K) or to such other addresses as any party may designate to the other party by a written notice given in accordance with the provisions hereof. Any written notice delivered by facsimile or email shall be deemed given upon receipt of confirmation of transmission. Any notice delivered by hand or by overnight courier service shall be deemed given or received upon receipt. Any written notice delivered by U.S. Mail shall be deemed given or received on the fifth (5th) Business Day after being deposited in the U.S. Mail.

                  N. Capitalized terms used but not defined herein (including, without limitation, the descriptions of the Collateral in Section 1 hereof) shall have the meanings given to them in the UCC or the Line of Credit Agreement, as the case may be.

                  O. CONSENT TO JURISDICTION. EACH OF THE DEBTORS EXPRESSLY AND IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF, OR IN ANY MANNER RELATING TO THIS NOTE SHALL BE BROUGHT IN THE STATE OR DISTRICT COURTS OF THE STATE OF FLORIDA, AND THAT SERVICE OF PROCESS MAY BE

MADE UPON IT IN ANY SUCH SUIT OR ACTION BY SERVICE OF PROCESS AS PROVIDED BY FLORIDA LAW. EACH OF THE DEBTORS, BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING AND HEREBY EXPRESSLY AND IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. THE DEBTORS AND THE SECURED PARTY AGREE THAT FINAL JUDGMENT IN ANY SUCH CIVIL SUIT OR ACTION SHALL BE CONCLUSIVE AND BINDING UPON IT AND SHALL BE ENFORCEABLE AGAINST IT BY SUIT UPON SUCH JUDGMENT IN ANY COURT OF COMPETENT JURISDICTION.

                  P. JURY WAIVER. EACH OF THE DEBTORS AND THE SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT ANY OF THE PARTIES MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LINE OF CREDIT AGREEMENT, THE NOTE, THE GUARANTEE, THE COLLATERAL, THE LIABILITIES SECURED HEREBY AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY ENTERING INTO THIS AGREEMENT. FURTHER, EACH OF THE DEBTORS HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE SECURED PARTY, NOR ANY OF THE SECURED PARTY'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SECURED PARTY WOULD NOT, IN THE EVEN OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISIONS. NO REPRESENTATIVE OR AGENT OF THE SECURED PARTY NOR THE SECURED PARTY'S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

                            [signatures on next page]

         IN WITNESS WHEREOF, this Agreement has been signed and delivered by the Debtors on this ___ day of March, 2003.

                                    DEBTORS:

                                    NUMEREX CORP.

                                    By:    /s/ Michael Marrett
                                           _____________________________________
                                    Name:  Michael Marrett
                                    Title: Executive Vice President

                                    DIGILOG, INC.

                                    By:    /s/ Michael Marrett
                                           _____________________________________
                                    Name:  Michael Marrett
                                    Title: Executive Vice President

                                    EXHIBIT A

Principal Address of Numerex:
1600 Parkway Circle
Suite 200
Atlanta, GA 30339

Principal Address of Digilog:
Digilog, Inc.
2360 Maryland Road
Willow Grove, PA 19090

Address of Secured Party:
Alethea Limited Partnership
4193 Las Palmas Way
Sarasota, FL 34238
Attention: Mr. Stratton Nicolaides